UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2016

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

As previously reported on a Form 8-K filed by Nuo Therapeutics, Inc. (the “Company”), on January 26, 2016, the Company filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), which is being administered under the caption “In re: Nuo Therapeutics, Inc.”, Case No. 16-10192 (MFW) (the “Chapter 11 Case”).

In connection with the Chapter 11 Case, on March 27, 2016, the Company filed an amended proposed plan of reorganization and accompanying disclosure statement with the Bankruptcy Court. On March 28, 2016, following a hearing before the Bankruptcy Court, the Company filed finalized versions of its proposed amended plan of reorganization [Docket Entry No. 247] (the “Amended Plan”) and accompanying disclosure statement [Docket Entry No. 248] (the “Amended Disclosure Statement”). Copies of the Amended Plan and Amended Disclosure Statement are available at http://dm.epiq11.com/NUO/Project#. The Amended Disclosure Statement includes financial projections and a liquidation analysis of the Company. A copy of the Company’s financial projections contained in the Amended Disclosure Statement is attached hereto as Exhibit 99.1, and a copy of the Company’s liquidation analysis contained in the Amended Disclosure Statement is attached hereto as Exhibit 99.2.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1 and 99.2, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Financial Projections

The information in this Item 7.01, including Exhibits 99.1 and 99.2, includes certain financial projections which were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. While presented with numerical specificity, the financial projections are approximations based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the Company's control. Actual results may vary materially from those presented. The financial projections have not been audited and are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that the financial projections have been prepared on a reasonable basis, reflecting its best estimates and assumptions, and to the best of the Company's knowledge and opinion, its expected courses of action. However, because this information is highly subjective, it should not be relied on as necessarily indicative of future results. As a result of the foregoing considerations and other limitations, including those described below under “Forward-Looking Statements,” you are cautioned not to place undue reliance on the financial data included in this Item 7.01, including Exhibits 99.1 and 99.2.

Non-GAAP Measures

The information in Exhibits 99.1 and 99.2 include certain financial measures not prepared in accordance with GAAP, including “EBITDA.” EBITDA consists of consolidated earnings before interest, taxes, depreciation and amortization, and restructuring charges. Because EBITDA is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures presented by other companies. You should consider EBITDA, in addition to, and not as a substitute for or superior to the Company's operating or net income or cash flows from operating activities, as applicable, which are determined in accordance with GAAP. This report does not include a quantitative reconciliation of the differences between the non-GAAP financial measures included in this report with the most directly comparable financial measure or measures calculated and presented in accordance with GAAP, because such reconciliations are not available without unreasonable efforts.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the ability of the Company to continue as a going concern; the ability of the Company to implement the transactions contemplated by the Amended Plan in Bankruptcy Court; whether the estimates and assumptions underlying each of the financial projections and liquidation analysis are realized; whether the future results of operations and cash flows for the five year plus period following the assumed effectiveness of the Chapter 11 plan, on which the financial projections are based, are realized; the Company's ability to have its Chapter 11 plan approved; the Company's ability to execute upon its Chapter 11 plan; the Company’s ability to obtain Bankruptcy Court approval with respect to its Chapter 11 plan or motions in the Chapter 11 Case; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 Case; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Case; risks associated with third party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization (including its Chapter 11 plan); the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations or business prospects; whether the Company will be able to identify potential third parties interested in acquiring its assets; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Case and other litigation; the Company's ability to raise sufficient proceeds; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued capital needs; restructuring payments and debt-service; the substantial risk that the Company's common stock retains little or no value; the Company’s ability to maintain contracts that are critical to its operation; to obtain and maintain service providers; to retain key executives and employees; and other risks and uncertainties described in the Company's filings with the U.S. Securities and Exchange Commission its most recent Reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and the Company's business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Item 8.01 Other Events

On March 29, 2016, the Company issued a press release announcing its entry into a collaboration agreement with RestorixHealth, Inc., and in which in provided certain updates regarding its proposed plan of reorganization. A copy of the press release is being filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In the press release, the Company specifically noted the following:

"IMPORTANT FURTHER INFORMATION FOR INVESTORS IN NUO COMMON STOCK (NUOT) - As indicated above, the record date for the matters requiring notice in the bankruptcy process was yesterday, March 28, 2016. Under either Scenario A or B, the proposed Plan contemplates the cancellation of all the Company’s existing common stock and the issuance of "New Common Stock" to new investors (solely under Scenario A) and potentially to existing investors (under both Scenario A and B) under certain conditions, the Company strongly cautions that further trading in the shares of the Company is inadvisable and likely to lead to complete financial loss. Investors are cautioned to consult with your financial advisor or brokerage firm for further guidance and information."

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Financial Projections filed with the United States Bankruptcy Court for the District of Delaware on March 28, 2016
99.2	Liquidation Analysis filed with the United States Bankruptcy Court for the District of Delaware on March 28, 2016
99.3	Press Release dated March 29, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Acting Chief Executive Officer & Acting Chief Financial Officer

Date: March 29, 2016

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